AMERICAN AADVANTAGE MILEAGE FUNDS

                     Supplement dated October 1, 1996
                    to the Prospectus dated May 1, 1996


1) The Mileage Trust Board has approved a change to the dividend policy of the Limited-Term Income Fund. Effective October 1, 1996, dividends from the Limited-Term Income Fund will be payable to shareholders of record as of the close of business on the day on which they are declared.

2) The AMR Trust Board has approved the addition of South Korea as an eligible country in which the International Equity Portfolio may invest.

3) The last paragraph on page 15 under "American AAdvantage Limited-Term Income Mileage Fund" is replaced by the following:

  Although investments will not be restricted by either maturity or duration of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted duration of the Portfolio, the duration of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

4) The first paragraph under "Fund Advisory Agreements" on page 26 is supplemented as follows:

  At meetings held on March 26, and April 16, 1996, the shareholders of the Balanced, Growth and Income and International Equity Funds and
  the interest holders of their respective Portfolios approved the adoption of a new policy. This policy permits the Manager to enter into new or modified advisory agreements with existing or new investment advisers without approval of Mileage Trust shareholders or AMR Trust interest holders, but subject to approval of the Mileage Trust Board and the AMR Trust Board. On June 25, 1996, the Securities and Exchange Commission issued an exemptive order which permits the adoption of this policy, subject to compliance with certain conditions. Accordingly, the Manager intends to rely upon this policy in connection with future decisions to enter into new or modified advisory agreements with existing or new investment advisers.